eBet Limited
Chargee

and

Octavian International Limited
Chargor

Deed of Release
in respect of
a Charge over Intellectual Property

DEED OF RELEASE

DATED  10th October, 2008

BY
eBet Limited, an company incorporated in the Commonwealth of Australia whose company number is ACN 056 210 778, with an office at Unit 13, 112-118 Talavera Road, North Ryde, NSW 2113, Australia (the Chargee)

TO	Octavian International Limited, a company incorporated in England and Wales whose company number is 04185988 and whose registered office is at 51 Eastcheap, London EC3M 1JP (the Chargor)

OPERATIVE PROVISIONS

1.	Interpretation

In this deed:-

Charged Property means the property and assets charged by the Chargor to the Chargee by the Security Document;

Security Document means the security document described in the Schedule.

2.	Release

By this deed, the Chargee (1) unconditionally and irrevocably releases the Charged Property from the charges, mortgages and other security interests created by the Security Document and (2) unconditionally and irrevocably releases and discharges the Chargor from its obligations to the Chargee under the Security Document.

3.	Undertaking

The Chargee undertakes to execute any further documents or do anything reasonably required by the Chargor in order to comply with Clause 2 of this Deed, provided that all costs reasonably incurred in such compliance shall by reimbursed by the Chargor.

4.	Law

This deed shall be governed by and construed in accordance with English law.

In witness of which this document has been executed by the Chargee as a Deed and delivered on the date set out at the beginning of this Deed.

Executed as a Deed by eBet Limited acting by	and duly authorised	) ) ) )

sign here: /s/ Anthony Toohey
Title: print name: Anthony Toohey
sign here: /s/ I R James
Title: print name: Ian R. James

SCHEDULE

Security Documents

Name	Date	Parties

Deed of Charge	15 August 2007	Octavian International Limited
eBet Limited

Ref: VCA/NCP/0803907/881758

Beaufort House, Chertsey Street, Guildford, Surrey GU1 4HA; Tel: 01483 555 555; Fax: 01483 567 330; DX: 2406 Guildford.